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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  JULY 24, 1996



                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-20678                          68-0280528
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)



            2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA   95833
             (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (916) 648-3500



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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Item 5.         Other Events


                The Registrant, whose fiscal quarter ended May 31, 1996 filed a Form 12b-25 Notification of Late Filing on July 12, 1996 with respect to the Registrant's inability to timely file its Quarterly Report on Form 10-Q within the prescribed time period. On July 19, 1996, the Registrant filed a Current Report on Form 8-K with respect to the Registrant's inability to file its Quarterly Report on Form 10-Q within the extended time period. The Registrant is not able to file its Quarterly Report on Form 10-Q for the quarterly period ended May 31, 1996 on July 24, 1996, as previously anticipated. The Registrant continues to work diligently to finalize such Quarterly Report, and expects to file such Quarterly Report as promptly as possible.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PHYSICIANS CLINICAL LABORATORY,
                                        INC.



                                        By:     /s/ RICHARD M. BROOKS
                                                -----------------------
                                                Richard M. Brooks
                                                Senior Vice President and
                                                  Chief Financial Officer


Dated:  July 24, 1996























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